SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2013 (February 14, 2013)

National Health Investors, Inc.
(Exact name of Registrant as specified in its charter)

Maryland	001-10822	62-1470956
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

222 Robert Rose Drive Murfreesboro, TN 37129
(Address of principal executive offices)

(615) 890-9100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.   Other Events.

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by National Health Investors, Inc. (the “Company”) with the Securities and Exchange Commission on February 15, 2013 (the “Original Report”). On February 14, 2013, National Health Investors issued a press release announcing its dividend for the first quarter of 2013 for shareholders of record March 29, 2013. Due to March 29, 2013 being a holiday for financial markets, the record date has been amended to March 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:      /s/Roger R. Hopkins
Name:   Roger R. Hopkins
Title:    Principal Accounting Officer

Date:    February 19, 2013